                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                October 15, 1998
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                          Guilford Pharmaceuticals Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Delaware              0-23736      52-1841960
      ---------------------------------------------------------------
      (State or other jurisdiction   (Commission   (IRS Employer
         of incorporation)            File No.)   Identification No.)



             6611 Tributary Street, Baltimore, Maryland     21224
             ------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 631-6300
               ---------------------------------------------------


                                 Not applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 4

Item 5.     Other Events.
-------     -------------

            On October 15, 1998, Guilford amended its Rights Plan to eliminate those provisions that require that certain actions may only be taken by "Continuing Directors." The Form of First Amendment to the Rights Agreement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
-------     -------------------------------------------------------------------

                  99.1  Form of First Amendment to Rights Agreement

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Guilford Pharmaceuticals Inc.




Date:  October 19, 1998                By: /s/ Craig R. Smith, M.D.
                                          -------------------------
                                           Craig R. Smith, M.D.
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

99.1              Form of First Amendment to Rights Agreement